THIS NOTE AND THE STOCK INTO WHICH IT IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OF AMERICA (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("STATE ACT"). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED FOR VALUE, DIRECTLY OR INDIRECTLY, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIANCE WITH APPLICABLE STATE ACTS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE ACTS, THE AVAILABILITY OF WHICH ARE ESTABLISHED BY MEANS OF AN OPINION TO SUCH EFFECT IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY AND RENDERED BY LEGAL COUNSEL SATISFACTORY TO THE COMPANY.

                           CHAMPIONLYTE PRODUCTS, INC.

                    SERIES A 6.5% CONVERTIBLE PROMISSORY NOTE

$250,000.00                                                  BOCA RATON, FLORIDA
                                                             JANUARY 7, 2003

1. Promise to Pay. FOR VALUE RECEIVED, CHAMPIONLYTE PRODUCTS, INC, a Florida corporation (the "Company") promises to pay, in lawful money of the United States of America, to the order of ADVANTAGE FUND I, LLC or assignee (the "Holder"), at Boca Raton, Florida or at such other place as Holder shall from time to time direct, on or before January 6, 2004, the principal amount of Two Fifty Thousand Dollars and no cents ($250,000.00) plus interest on the unpaid principal balance thereof at a rate of Six and one-half percent (6.5%) per year from the date hereof until paid in full. Interest on this note shall be computed on a 365/365 simple interest basis, that is, by applying the ratio of the annual interest rate by the number of days in the year times, outstanding principal balance times the actual number of days that the principal balance is outstanding. This Note shall be payable interest-only, in arrears, on the last day of each calendar months, commencing upon the first such date subsequent to the date of execution hereof, and due and payable in full, principal and interest, twenty-four months from the date hereof. At the option of the Holder, the interest payable may be paid in cash or convertible into common stock in accordance with Section 3. Conversion. All payments shall be applied first to accrued, unpaid interest, next to any collection costs, and the remainder against principal. This note may be not be redeemed by the Company prior to its due date without the express permission of the Holder. This Note is one of a series of identical notes, except to principal amount and due date (collectively, the "Notes").

2. Default. The Company shall be in default under this Note upon the occurrence of any of the following events:

         2.1 The Company fails to timely perform any of its obligations under, or otherwise breaches any covenants or warranties of this Note;

         2.2 Any statement, representation, or warranty made by the Company or its agents to Holder shall prove to have been false or materially misleading when made; and/or,

         2.3 The Company shall become insolvent, or unable to meet its obligations as they become due, or shall file or have filed against it, voluntarily or involuntarily, a petition under the United States Bankruptcy Code or shall procure or suffer the appointment of a receiver for any substantial portion of its properties, or shall make an assignment for benefit of creditors, or shall initiate or have initiated against it, voluntarily or involuntarily, any act, process, or proceedings under any insolvency law or other statute or law providing for the modifications or adjustment of the rights of creditors.

         UPON ANY  EVENT OF  DEFAULT,  HOLDER  MAY  DECLARE  THE  ENTIRE  UNPAID
         PRINCIPAL BALANCE OF THIS NOTE AND ALL ACCRUED UNPAID INTEREST IMMEDIATELY DUE, WITHOUT NOTICE, AND THE COMPANY AGREES TO PAY SUCH AMOUNT IMMEDIATELY IN SUCH EVENT. IN THE EVENT OF DEFAULT, THE COMPANY

         AGREES TO PAY ALL OF HOLDER'S COSTS OF COLLECTION, INCLUDING ATTORNEY'S FEES; THIS SHALL INCLUDE LEGAL EXPENSES FOR THE BANKRUPTCY PROCEEDINGS OR INSOLVENCY PROCEEDINGS (INCLUDING EFFORTS TO MODIFY OR VACATE ANY AUTOMATIC STAY OR INJUNCTION), COURT COSTS, APPEALS, POST-JUDGEMENT COLLECTION EXPENSES AND ANY OTHER AMOUNT PROVIDED BY LAW. THE PARTIES INTEND THIS PROVISION TO BE GIVEN THE MOST LIBERAL CONSTRUCTION POSSIBLE AND TO APPLY TO ANY CIRCUMSTANCES IN WHICH SUCH PARTY REASONABLY INCURS EXPENSES. NO DELAY OR OMISSION ON THE PART OF ANY HOLDER HEREOF IN EXERCISING ANY RIGHT OR OPTION HEREIN GIVEN TO SUCH HOLDER SHALL IMPAIR SUCH RIGHT OR OPTION OR BE CONSIDERED AS A WAIVER THEREOF OR ACQUIESCENCE IN ANY DEFAULT HEREUNDER. THE COMPANY HEREBY WAIVES ANY APPLICABLE STATUtE OF LIMITATIONS, PRESENTMENT, DEMAND FOR PAYMENT, PROTEST AND NOTICE OF DISHONOR.

3. Conversion. The Holder shall have conversion rights as follows (the "Conversion Rights"):

         3.1 Right To Convert. Subject to subsection 3.3, this Note shall be convertible, in whole or in part, at the option of the Holder, at any time after the date of issuance of this Note, and from time to time thereafter, at the office of the Company, into such number of fully paid and non-assessable shares of Common Stock of the Company as is determined as follows:

                           The Conversion Price per share shall be equal to the lesser of (1) the average of the lowest of three day trading prices during the five trading days immediately prior to the Conversion Date multiplied by .80, or (2) the average of the lowest of three day trading prices during the five trading days immediately prior to the funding date(s).

         3.2 Mechanics of Conversion. Before Holder shall be entitled to convert this Note, in whole or in part, into shares of Common Stock, he shall surrender this Note at the office of the Company, and shall give written notice in person, or by facsimile, mail, postage prepaid, to the Company at its principal corporate office, of Holder's election to convert the Note and shall state therein the portion of the principal amount of the Note to be converted and the name or names in which the certificate or certificates for shares of Common Stock are to be issued, the address of such persons to be used for record purposes, and the address(s) to which the certificate(s) should be delivered if different from the record address. Such notice shall be on the form attached to this Note as Exhibit `A'. The Company shall as soon as practicable thereafter, issue and deliver to Holder, or to the nominee or nominees of Holder, a certificate or certificates for the number of shares of Common Stock to which Holder shall be entitled as aforesaid and, if less than the full principal amount of the note is converted, a new Note representing the uncoverted balance which remains outstanding. Any interest accrued but unpaid on the converted portion of the Note shall be paid upon conversion; any interest accrued but unpaid on the non-converted portion of the Note shall be paid in due course under the replacement Note. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Note to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

         3.3 No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this
                  Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Holder against impairment

         3.4 No Fractional Shares and Certificates as to Conversion. No fractional shares shall be issued upon conversion of the Note, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share.

         3.5 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to Holder, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, or right, and the amount and character of such dividend, distribution, or right. In the case of rights to acquire any shares of stock or any other class of securities or property, Company shall grant to Holder the same rights as if the Holder had converted his Note upon the Record Date.

         3.6 Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Notes such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Notes; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then-outstanding Notes, in addition to such other remedies as shall be available to the Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

         3.7 Notices. Any notice required by the provisions of this Section 3 to be given to the Holder shall be deemed given if deposited in the United States mail, postage prepaid and certified, return receipt requested and addressed to Holder of record at his address appearing on the books of the Company.

4. Redemption. The Company, may not redeem this Note at any time prior to the maturity date.

5. Assignment. Subject to the restrictions on transfer herein, the Holder may transfer this Note in whole or in part, in the event of partial transfer(s), the Company will exchange this Note for new Notes as instructed by the Holder equal to the total of this Note, by endorsement (by the Holder of this Note executing the form of assignment attached to this Note as Exhibit `B') and delivery in the same manner as any negotiable instrument transferable by endorsement and delivery. Until this Note is transferred on the Company books, the Company may treat the registered Holder of this Note as the absolute owner of this Note for all purposes, despite any notice to the contrary. The Company's obligations hereunder may not be transferred without prior written consent of the Holder; any attempt to transfer without consent shall be void ab initio.

6. Restrictions on Transfer. This Note and the stock into which it is convertible have not been registered under the Securities act of 1933, as amended, of the United States of America (the "Act") or the securities laws of any sTate of the United States ("State Act"). This Note and the stock into which it is convertible have been acquired for investment and not with a view to, or in connection with, the sale or distribution thereof, and may not be offered, sold, pledged, hypothecated or otherwise transferred for value directly or indirectly, in the absence of an effective registration statement under the Act and compliance with applicable State Acts, or pursuant to an exemption from registration under the Act and under applicable State Acts, the availability of which are established by means of an opinion to such effect in form and substance satisfactory to the Company and rendered by legal counsel satisfactory to the Company. The certificates representing the shares into which this Note is convertible shall bear the foregoing legend.

7. Registration of Underlying Stock & Penalties. The Company agrees that within thirty days of the date of this Note, the Company shall file a registration statement with the Securities and Exchange Commission on Form SB-2, or shall amend its present SB-2 registration statement to register 250% of the then shares to be issued upon conversion of the Notes. A copy of this Registration Statement is attached hereto as Exhibit `C'. The registration statement shall call for, amongst other items more fully described therein, the Company to use its best efforts to have such registration statement declared effective at the earliest possible time. Should such registration statement not be deemed effective within one hundred twenty days from the date of the date of the funding of the Note, the

         Company shall pay a penalty to the Holder in an amount equal to 2% of the principal balance and any and all accrued interest then outstanding per month or any part thereof, until such time as the registration statement is declared effective. Company agrees to keep such registration statement effective until the maturity of the Note. Should there come a time when the number of shares that have been registered is less than 200% of the total number of shares to be issued upon conversion, the Company agrees that it will amend such registration statement such that a minimum of 200% of the shares to be issued upon conversion are on such registration statement.

8. Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the event of such occurrence, on delivery of an indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Note, the Company at its expense will execute and deliver, in lieu of this Note, a new Note of like tenor. On surrender of this Note for exchange and subject to the provisions of this Note on compliance with the Securities Act, the Company, at its expense will issue to or on the order of the Holder of this Note a new Note or Notes of like tenor, in the name of that Holder or as that Holder (on payment by the Holder of any applicable transfer taxes) may direct, in the same total principal amount as this Note.

9. Appointment of Agent. The Company may, on written notice to the Holder of this Note, appoint an agent for the purposes of issuing Common Stock or other securities on the conversion of this Note and of replacing or exchanging this Note; and after that appointment occurs any such issuance, replacement, or exchange shall be made at that office by that agent.

10.      Miscellaneous.

         10.1 Amendment. No supplement, modification, or amendment of this Note shall be binding unless executed in writing by all the parties hereto.

         10.2 Waiver. No waiver of any of the provisions of this Note shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. Neither the acceptance of any partial or delinquent payment by the Holder nor the Holder's failure to exercise any of its rights or remedies on default by the Company shall be a waiver by the Holder of any default or the Company obligations under this Note, or a waiver of any subsequent default by the Company.

         10.3 Timeliness. Time is of the essence of this Note and each and all of its provisions.

         10.4 Notices. Notices given under this Note shall be in writing and shall be delivered personally, by messenger, by certified U.S. mail, return receipt requested, or by a common overnight carrier delivery service. Notices shall be deemed received upon receipt of same. Notices to the Company shall be addressed to 1356 N.W. Boca Raton Blvd., Boca Raton, FL 33432. Notices to the Holder shall be directed to Holder at the Holder's address of record on the Company's books. A party may change its address for notice by giving written notice to the other party in accordance with this Section.

         10.5 Governing Law and Venue. This Note shall be construed in accordance with, and governed by, the laws of the State of Florida, and any action or proceeding, including arbitration, brought by any party in which this Note is a subject shall be brought in Florida

         10.6 Effect of Headings. The headings of the sections of this Note are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

         10.7 Invalidity. Any provision of this Note which is invalid, void, or illegal, shall not affect, impair, or invalidate any other provision of this Note, and such other provisions of this Note shall remain in full force and effect.

         10.8 Professional Fees and Costs. If any legal or equitable action, arbitration, or other proceeding, whether on the merits or on motion, are brought or undertaken, or an attorney is retained to enforce this Note, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Note, then the successful or prevailing party or parties in such undertaking (or the party that would prevail if an action were brought) shall be entitled to recover reasonable attorney's fees and other professional fees and other costs incurred in such action, proceeding or discussions, in addition to any other relief to which such party would be entitled. The parties intend this provision be given the most liberal construction possible and to apply to any circumstances in which such party reasonably incurs expenses.

                                                 ChampionLyte Products, Inc.

                                                 By: /s/ Marshall Kanner
                                                 Interim Chief Operating Officer

                                   EXHIBIT `A'

                                CONVERSION NOTICE

TO:      ChampionLyte Products, Inc.
         1356 N.W. Boca Raton Blvd.
         Boca Raton, FL 33432
         Attn:    Corporate Secretary

                  The undersigned owner of this 6.5% Convertible Note due January 6, 2004 (the "Note") issued by ChampionLyte Products, Inc. (the "Company") hereby irrevocably exercises its option to convert $__________ Principal Amount of the Note into shares of Common Stock in accordance with the terms of the Note. The undersigned hereby instructs the Company to convert the portion of the Note specified above into ______________ shares of Common Stock Issued at Conversion in accordance with the provisions of Article 3 of the Note. Attached hereto is the undersigned's calculation for the Conversion Price. The undersigned directs that the Common Stock and certificates therefore deliverable upon conversion, the Note reissued in the Principal Amount not being surrendered for conversion hereby, together with any check in payment for fractional Common Stock, be registered in the name of and/or delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Note. The conversion pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the Principal Amount of the Note set forth above shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be registered shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons.

Date and time:

                                              ---------------------------------
                                              Signature

Fill in for registration of Note:

Please print name and address
(including ZIP code number):

------------------------

------------------------

------------------------

                                   EXHIBIT 'B'

                                 ASSIGNMENT FORM

TO:      ChampionLyte Products, Inc.
         1356 N.W. Boca Raton Blvd.
         Boca Raton, FL 33432
         Attn:    Corporate Secretary

The undersigned owner of this 6.5% Convertible Note due January 6, 2004 (the "Note") issued by ChampionLyte Products, Inc. (the "Company") hereby irrevocably assigns its rights, title and ownership in $ of the Note, inclusive of all principal and pro-rata interest, to the party more fully described below in accordance with Section 5 of the Note. Accordingly, the undersigned directs that, if the Assignment is for less than the outstanding principal amount of the Note that it be reissued in the Principal Amount not being surrendered for assignment hereby, to the undersigned with the amount being assigned reissued for the amount being assigned hereunder to the name that has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Note. The Assignment pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the principal Amount of the Note amount herein assigned, set forth above shall cease and the Person or Persons indicated below shall be deemed to have become the holder or holders of record of any or all of the Note assigned herein and shall have all voting and other rights associated with the beneficial ownership of the Note and shall at such time vest with such Person or Persons.

Date and time:

                                              ---------------------------------
                                              Signature

         Fill in for registration of Note:

Please print name and address (including ZIP code number, and social security or tax identification number):

------------------------

------------------------

------------------------

------------------------

           AMENDMENT TO THE SERIES A 6.5% CONVERTIBLE PROMISSORY NOTE

         This Amendment to the Series A 6.5% Convertible Promissory Note dated July 3, 2003 between Championlyte Holdings, Inc. (f/k/a Championlyte Products, Inc.), ("Championlyte") and Advantage Fund I, LLC ("Advantage Fund").

                                    RECITALS:

         A. WHEREAS, the parties entered into a Series A 6.5% Convertible Promissory Note dated January 7, 2003, ("Note"), whereby Championlyte agreed to pay to Advantage the principal sum of $250,000 plus interest as set forth in the Note on or before January 6, 2003.

         B. WHEREAS, the parties to the Agreement desire to amend the terms of the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises contained in this Amendment and other valuable consideration, the receipt of which is acknowledged, the parties to this Agreement agree as follows:

1. PROMISE TO PAY: The parties agree to amend this Note to increase the amount to be paid by Championlyte to Advantage to $350,000 and to extend the due date for such payment until December 31, 2004.

2. CONSIDERATION: In consideration for the extension of the due date set forth above, Championlyte will allow Advantage to place a lien on the capital stock and assets of Championlyte Beverages, Inc., the wholly owned subsidiary of Championlyte.

3. FULL FORCE OF AGREEMENT: All representations, covenants and warranties as well as all other conditions and obligations set forth in the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

ATTEST:                                     CHAMPIONLYTE HOLDINGS, INC.
                                            F/K/A CHAMPIONLYTE PRODUCTS, INC.
/s/                                         By: /s/ David Goldberg
-----------------------
                                                              DAVID GOLDBERG
                                                              President


ATTEST:                                     ADVANTAGE FUND I, LLC

/s/                                         By: Alyce Schreiber
-----------------------                     ALYCE SCHREIBER, President

               Second Amendment to the Series A 6.5% Convertible
                                Promissory Note

         This Second Amendment to the Series A 6.5% Convertible Promissory Note dated January 7, 2003 and amended on July 3, 2003 between Championlyte Holdings, Inc. (f/k/a Championlyte Products, Inc.), ("Championlyte") and Advantage Fund I, LLC ("Advantage").

                                   RECITALS:
                                   ---------

         A. WHEREAS, the parties entered into a Series A 6.5% Convertible Promissory Note dated January 7, 2003, ("Note"), whereby Championlyte agreed to pay to Advantage the principal sum of $250,000 plus interest as set forth in the Note on or before January 6, 2003 and whereas the parties then entered into amendment of the Note dated July 3, 2003 (the "Amended Note"), whereby the Note was increased by $100,000, the due date extended until December 31, 2004 and Advantage was allowed to place a lien on the capital stock and assets of Championlyte Beverages, Inc., the wholly owned subsidiary of Championlyte.

         B. WHEREAS, the parties to the Agreement desire to amend the terms of the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises contained in this Amendment and other valuable consideration, the receipt of which is acknowledged, the parties to this Agreement agree as follows:

         1. PROMISE TO PAY: The parties agree to amend this Note to increase the amount to be paid by Championlyte to Advantage to $400,000 and to extend the date by which the current registration on file with the Securities and Exchange Commission needs to become effective before penalties apply to 180 days from execution of this amendment.

         2. FULL FORCE OF AGREEMENT: All representations, covenants and warranties as well as all the conditions and obligations set forth in the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered int as of the date first above written.

ATTEST                                  CHAMPIONLYTE HOLDINGS, INC.
                                        F/K/A CHAMPIONLYTE PRODUCTS, INC.


/s/                                     By: /s/ David Goldberg
----------------------                     -----------------------
                                                DAVID GOLDBERG
                                                President

ATTEST                                  ADVANTAGE FUND I, LLC

/s/                                     By: /s/ Alyce Schreiber
----------------------                     -----------------------
                                                ALYCE SCHREIBER
                                                President

                                 ASSIGNMENT FORM


TO:      ChampionLyte Holdings, Inc.
         2999 NE 191st Street
         North Miami Beach, FL 33180
         Attn: Corporate Secretary


The undersigned owner of that certain 6.5% Convertible Note originally issued January 6, 2003, amended and reissued on July 3, 2003 and October , 2003, which is due December 31, 2004 in the principal amount of $400,000 (the "Note") issued by ChampionLyte Holdings, Inc. (formerly ChampionLyte Products, Inc.) (the "Company") hereby irrevocably assigns its rights, title and ownership in $200,000 of the principal amount of the Note, exclusive of accrued interest, damages and penalties, to the party more fully described below in accordance with Section 5 of the Note. Accordingly, the undersigned directs that, since the Assignment is for less than the outstanding principal amount of the Note that it be reissued in the Principal Amount not being surrendered for assignment hereby, to the undersigned with the amount being assigned reissued for the amount being assigned hereunder to the name that has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Note. The Assignment pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the principal Amount of the Note amount herein assigned, set forth above shall cease and the Person or Persons indicated below shall be deemed to have become the holder or holders of record of any or all of the Note assigned herein and shall have all voting and other rights associated with the beneficial ownership of the Note and shall at such time vest with such Person or Persons.

In addition, Advantage Fund I, LLC and the Company hereby agree that any and all security granted by the Company to Advantage Fund I, LLC and the Assignee, respectively, pursuant to certain Security Agreements entered into amongst the parties on even date herewith shall be securitized proportionately based on each party's respective interests in the Note, or specifically, Advantage Fund I, LLC
- 50% and Assignee - 50%.

Date: October 20, 2003

                                         ADVANTAGE FUND I, LLC


                                         /s/ Alyce Schreiber
                                         Signature: Alyce Schreiber, President

         Fill in for registration of Note:

ASSIGNEE:
---------

ALPHA CAPITAL AKTIENGESELLSCHAFT
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-42-32323196

THIS NOTE AND THE STOCK INTO WHICH IT IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OF AMERICA (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("STATE ACT"). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OF DISTRIBUTION THEREOF, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED FOR VALUE, DIRECTLY OR INDIRECTLY, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIANCE WITH APPLICABLE STATE ACTS, OR PURSUANT TO AN EXAMPTION FROM REGISTRAITON UNDER THE ACT AND UNDER APPLICABLE STATE ACTS, THE AVAILABILITY OF WHICH ARE ESTABLISHED BY MEANS OF AN OPINION TO SUCH EFFECT IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY AND RENDERED BY LEGAL COUNSEL SATISFACTORY TO THE COMPANY.


                           CHAMPIONLYTE HOLDINGS, INC.
                 (formerly known as Championlyte Products, Inc.)
                    SERIES A 6.5% CONVERTIBLE PROMISSORY NOTE

$200,000.00                                                    Aventura, Florida
                                                                October 20, 2003

THIS PROMISSORY NOTE REPRESENTS THE INITIAL $200,000 OF NOTE PRINCIPAL OF THAT CERTAIN ORIGINAL SERIES A 6.5% CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $250,000 ORIGINALLY ISSUED ON JANUARY 7, 2003 AND AMENDED JULY 3, 2003 TO INCREASE THE PRINCIPAL AMOUNT TO $350,000, AND FURTHER AMENDED OCTOBER 16, 2003 TO INCREASE THE PRINCIPAL AMOUNT TO $400,000 AND EXTEND THE DATE BY WHICH THE CURRENT REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION NEEDS TO BECOME EFFECTIVE BEFORE PENALTIES APPLY TO 180 DAYS FROM OCTOBER 16, 2003.


     1. Promise to Pay. FOR VALUE RECEIVED, CHAMPIONLYTE PRODUCTS, INC, a Florida corporation (the "Company") promises to pay, in lawful money of the United States of America, to the order of Alpha Capital Aktiengesellschaft or assignee (the "Holder"), at Boca Raton, Florida or at such other place as Holder shall from time to time direct, on or before December 31, 2004, the principal amount of Two Hundred Thousand Dollars and no cents ($200,000.00) plus interest on the unpaid principal balance thereof at a rate of Six and one-half percent (6.5%) per year from the date hereof until paid in full. Interest on this note shall be computed on a 365/365 simple interest basis, that is, by applying the ratio of the annual interest rate by the number of days in the year times, outstanding principal balance times the actual number of days that the principal balance is outstanding. This Note shall be payable interest-only, in arrears, on the last day of each calendar months, commencing upon the first such date subsequent to the date of execution hereof, and due and payable in full, principal and interest, twenty-four months from the date hereof. At the option of the Holder, the interest payable may be paid in cash or convertible into common stock in accordance with Section 3. Conversion. All payments shall be applied first to accrued, unpaid interest, next to any collection costs, and the remainder against principal. This note may be not be redeemed by the Company prior to its due date without the express permission of the Holder. This Note is one of a series of identical notes, except to principal amount and due date (collectively, the "Notes").

     2. Default. The Company shall be in default under this Note upon the occurrence of any of the following events:

          2.1 The Company fails to timely perform any of its obligations under, or otherwise breaches any covenants or warranties of this Note;

          2.2 Any statement, representation, or warranty made by the Company or its agents to Holder shall prove to have been false or materially misleading when made; and/or,

          2.3 The Company shall become insolvent, or unable to meet its obligations as they become due, or shall file or have filed against it, voluntarily or involuntarily, a petition under the United States Bankruptcy Code or shall procure or suffer the appointment of a receiver for any substantial portion of its properties, or shall make an assignment for benefit of creditors, or shall initiate or have initiated against it, voluntarily or involuntarily, any act, process, or proceedings under any insolvency law or other statute or law providing for the modifications or adjustment of the rights of creditors.

          Upon any event of default, Holder may declare the entire unpaid principal balance of this Note and all accrued unpaid interest immediately due, without notice, and the Company agrees to pay such amount immediately in such event. In the event of default, the Company agrees to pay all of Holder's costs of collection, including attorney's fees; this shall include legal expenses for the bankruptcy proceedings or insolvency proceedings (including efforts to modify or vacate any automatic stay or injunction), court costs, appeals, post-judgement collection expenses and any other amount provided by law. The parties intend this provision to be given the most liberal construction possible and to apply to any circumstances in which such party reasonably incurs expenses. No delay or omission on the part of any Holder hereof in exercising any right or option herein given to such Holder shall impair such right or option or be considered as a waiver thereof or acquiescence in any default hereunder. The Company hereby waives any applicable statue of limitations, presentment, demand for payment, protest and notice of dishonor.

     3 Conversion. The Holder shall have conversion rights as follows (the "Conversion Rights"):

          3.1 Right To Convert. Subject to subsection 3.3, this Note shall be convertible, in whole or in part, at the option of the Holder, at any time after the date of issuance of this Note, and from time to time thereafter, at the office of the Company, into such number of fully paid and non-assessable shares of Common Stock of the Company as is determined as follows:

                    The Conversion Price per share shall be equal to the lesser of (1) the average of the lowest of three day trading prices during the five trading days immediately prior to the Conversion Date multiplied by .80, or (2) the average of the lowest of three day trading prices during the five trading days immediately prior to the funding date(s).

          3.2 Mechanics of Conversion. Before Holder shall be entitled to convert this Note, in whole or in part, into shares of Common Stock, he shall surrender this Note at the office of the Company, and shall give written notice in person, or by facsimile, mail, postage prepaid, to the Company at its principal corporate office, of Holder's election to convert the Note and shall state therein the portion of the principal amount of the Note to be converted and the name or names in which the certificate or certificates for shares of Common Stock are to be issued, the address of such persons to be used for record purposes, and the address(s) to which the certificate(s) should be delivered if different from the record address. Such notice shall be on the form attached to this Note as Exhibit `A'. The Company shall as soon as practicable thereafter, issue and deliver to Holder, or to the nominee or nominees of Holder, a certificate or certificates for the number of shares of Common Stock to which Holder shall be entitled as aforesaid and, if less than the full principal amount of the note is converted, a new Note representing the uncoverted balance which remains outstanding. Any interest accrued but unpaid on the converted portion of the Note shall be paid upon conversion; any interest accrued but unpaid on the non-converted portion of the Note shall be paid in due course under the replacement Note. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Note to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

          3.3 No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Holder against impairment

          3.4 No Fractional Shares and Certificates as to Conversion. No fractional shares shall be issued upon conversion of the Note, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share.

          3.5 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to Holder, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, or right, and the amount and character of such dividend, distribution, or right. In the case of rights to acquire any shares of stock or any other class of securities or property, Company shall grant to Holder the same rights as if the Holder had converted his Note upon the Record Date.

          3.6 Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Notes such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Notes; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then-outstanding Notes, in addition to such other remedies as shall be available to the Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          3.7 Notices. Any notice required by the provisions of this Section 3 to be given to the Holder shall be deemed given if deposited in the United States mail, postage prepaid and certified, return receipt requested and addressed to Holder of record at his address appearing on the books of the Company.

     4 Redemption. The Company, may not redeem this Note at any time prior to the maturity date.

     5 Assignment. Subject to the restrictions on transfer herein, the Holder may transfer this Note in whole or in part, in the event of partial transfer(s), the Company will exchange this Note for new Notes as instructed by the Holder equal to the total of this Note, by endorsement (by the Holder of this Note executing the form of assignment attached to this Note as Exhibit `B') and delivery in the same manner as any negotiable instrument transferable by endorsement and delivery. Until this Note is transferred on the Company books, the Company may treat the registered Holder of this Note as the absolute owner of this Note for all purposes, despite any notice to the contrary. The Company's obligations hereunder may not be transferred without prior written consent of the Holder; any attempt to transfer without consent shall be void ab initio.

     6 Restrictions on Transfer. This Note and the stock into which it is convertible have not been registered under the Securities act of 1933, as amended, of the United States of America (the "Act") or the securities laws of any sate of the United States ("State Act"). This Note and the stock into which it is convertible have been acquired for investment and not with a view to, or in connection with, the sale or distribution thereof, and may not be offered, sold, pledged, hypothecated. Or otherwise transferred for value directly or indirectly, in the absence of an effective registration statement under the Act and compliance with applicable State Acts, or pursuant to an exemption from registration under the Act and under applicable State Acts, the availability of which are established by means of an opinion to such effect. In form and substance satisfactory to the Company and rendered by legal counsel satisfactory to the Company. The certificates representing the shares into which this Note is convertible shall bear the foregoing legend.

     7 Registration of Underlying Stock & Penalties. The Company agrees that within ninety days of the date of this Note, the Company shall file a registration statement with the Securities and Exchange Commission on form SB-2 or other applicable form to register 250% of the then shares to be issued upon conversion of the Notes. A copy of this Registration Statement is attached hereto as Exhibit `C'. The registrations statement shall call for, amongst other items more fully described therein, the Company to use its best efforts to have such registration statement declared effective at the earliest possible time. Should such registration statement not be deemed effective within one hundred and twenty days from the date of the date of the funding of the Note, the Company shall pay a penalty to the Holder in an amount equal to 2% of the principal balance and any and all accrued interest then outstanding per month or any part thereof, until such time as the registration statement is declared effective. Company agrees to keep such registration statement effective until the maturity of the Note. Should there come a time when the number of shares that have been registered is less than 200% of the total number of shares to be issued upon conversion, the Company agrees that it will amend such registration statement such that a minimum of 200% of the shares to be issued upon conversion are on such registration statement.

     8 Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the event of such occurrence, on delivery of an indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Note, the Company at its expense will execute and deliver, in lieu of this Note, a new Note of like tenor. On surrender of this Note for exchange and subject to the provisions of this Note on compliance with the Securities Act, the Company, at its expense will issue to or on the order of the Holder of this Note a new Note or Notes of like tenor, in the name of that Holder or as that Holder (on payment by the Holder of any applicable transfer taxes) may direct, in the same total principal amount as this Note.

     9 Appointment of Agent. The Company may, on written notice to the Holder of this Note, appoint an agent for the purposes of issuing Common Stock or other securities on the conversion of this Note and of replacing or exchanging this Note; and after that appointment occurs any such issuance, replacement, or exchange shall be made at that office by that agent.

     10   Miscellaneous.

          10.1 Amendment. No supplement, modification, or amendment of this Note shall be binding unless executed in writing by all the parties hereto.

          10.2 Waiver. No waiver of any of the provisions of this Note shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. Neither the acceptance of any partial or delinquent payment by the Holder nor the Holder's failure to exercise any of its rights or remedies on default by the Company shall be a waiver by the Holder of any default or the Company obligations under this Note, or a waiver of any subsequent default by the Company.

          10.3 Timeliness. Time is of the essence of this Note and each and all of its provisions.

          10.4 Notices. Notices given under this Note shall be in writing and shall be delivered personally, by messenger, by certified U.S. mail, return receipt requested, or by a common overnight carrier delivery service. Notices shall be deemed received upon receipt of same. Notices to the Company shall be addressed to 1356 N.W. Boca Raton Blvd., Boca Raton, FL 33432. Notices to the Holder shall be directed to Holder at the Holder's address of record on the Company's books. A party may change its address for notice by giving written notice to the other party in accordance with this Section.

          10.5 Governing Law and Venue. This Note shall be construed in accordance with, and governed by, the laws of the State of Florida, and any action or proceeding, including arbitration, brought by any party in which this Note is a subject shall be brought in Florida

          10.6 Effect of Headings. The headings of the sections of this Note are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

          10.7 Invalidity. Any provision of this Note which is invalid, void, or illegal, shall not affect, impair, or invalidate any other provision of this Note, and such other provisions of this Note shall remain in full force and effect.

          10.8 Professional Fees and Costs. If any legal or equitable action, arbitration, or other proceeding, whether on the merits or on motion, are brought or undertaken, or an attorney is retained to enforce this Note, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Note, then the successful or prevailing party or parties in such undertaking (or the party that would prevail if an action were brought) shall be entitled to recover reasonable attorney's fees and other professional fees and other costs incurred in such action, proceeding or discussions, in addition to any other relief to which such party would be entitled. The parties intend this provision be given the most liberal construction possible and to apply to any circumstances in which such party reasonably incurs expenses.


                                                  ChampionLyte Holdings, Inc.


                                                  By: s/s David Goldberg
                                                         President

                                   EXHIBIT `A'

                                CONVERSION NOTICE


TO:      ChampionLyte Products, Inc.
         1356 N.W. Boca Raton Blvd.
         Boca Raton, FL 33432
         Attn:    Corporate Secretary

                  The undersigned owner of this 6.5% Convertible Note due January 6, 2004 (the "Note") issued by ChampionLyte Products, Inc. (the "Company") hereby irrevocably exercises its option to convert $__________ Principal Amount of the Note into shares of Common Stock in accordance with the terms of the Note. The undersigned hereby instructs the Company to convert the portion of the Note specified above into ______________ shares of Common Stock Issued at Conversion in accordance with the provisions of Article 3 of the Note. Attached hereto is the undersigned's calculation for the Conversion Price. The undersigned directs that the Common Stock and certificates therefore deliverable upon conversion, the Note reissued in the Principal Amount not being surrendered for conversion hereby, together with any check in payment for fractional Common Stock, be registered in the name of and/or delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Note. The conversion pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the Principal Amount of the Note set forth above shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be registered shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons.

Date and time:


                                              ---------------------------------
                                              Signature

         Fill in for registration of Note:

Please print name and address
(including ZIP code number):

------------------------

------------------------

------------------------

                                   EXHIBIT `B'

                                 ASSIGNMENT FORM


TO:      ChampionLyte Products, Inc.
         1356 N.W. Boca Raton Blvd.
         Boca Raton, FL 33432
         Attn:    Corporate Secretary


The undersigned owner of this 6.5% Convertible Note due January 6, 2004 (the "Note") issued by ChampionLyte Products, Inc. (the "Company") hereby irrevocably assigns its rights, title and ownership in $_____________________- of the Note, inclusive of all principal and pro-rata interest, to the party more fully described below in accordance with Section 5 of the Note. Accordingly, the undersigned directs that, if the Assignment is for less than the outstanding principal amount of the Note that it be reissued in the Principal Amount not being surrendered for assignment hereby, to the undersigned with the amount being assigned reissued for the amount being assigned hereunder to the name that has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Note. The Assignment pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the principal Amount of the Note amount herein assigned, set forth above shall cease and the Person or Persons indicated below shall be deemed to have become the holder or holders of record of any or all of the Note assigned herein and shall have all voting and other rights associated with the beneficial ownership of the Note and shall at such time vest with such Person or Persons.

Date and time:


                                            ---------------------------------
                                            Signature

         Fill in for registration of Note:

Please print name and address (including ZIP code number, and social security or tax identification number):

------------------------

------------------------

------------------------

------------------------

                                 ASSIGNMENT FORM


TO:      ChampionLyte Holdings, Inc.
         2999 NE 191st Street
         North Miami Beach, FL 33180
         Attn: Corporate Secretary


The undersigned owner of that certain 6.5% Convertible Note originally issued January 6, 2003, amended and reissued on July 3, 2003 and October 16, 2003, which is due December 31, 2004 in the principal amount of $400,000 (the "Note") issued by ChampionLyte Holdings, Inc. (formerly ChampionLyte Products, Inc.) (the "Company") hereby irrevocably assigns its rights, title and ownership in $50,000 of the principal amount of the Note, exclusive of accrued interest, damages and penalties, to the party more fully described below in accordance with Section 5 of the Note. Accordingly, the undersigned directs that, since the Assignment is for less than the outstanding principal amount of the Note that it be reissued in the Principal Amount not being surrendered for assignment hereby, to the undersigned with the amount being assigned reissued for the amount being assigned hereunder to the name that has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Note. The Assignment pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the principal Amount of the Note amount herein assigned, set forth above shall cease and the Person or Persons indicated below shall be deemed to have become the holder or holders of record of any or all of the Note assigned herein and shall have all voting and other rights associated with the beneficial ownership of the Note and shall at such time vest with such Person or Persons.

In addition, Advantage Fund I, LLC and the Company hereby agree that any and all security granted by the Company to Advantage Fund I, LLC and Alpha Capital Aktiengesellschaft, respectively, pursuant to that certain Security Agreement entered into amongst the parties on October 20, 2003 shall be amended on Schedule A so that it shall add Assignee as a secured party and be securitized proportionately based on each party's respective interests in the Note, or specifically, Advantage Fund I, LLC - 37.50%; Alpha Capital Aktiengesellschaft - 50% and Assignee - 12.50%. In addition that certain Collatreal Agent Agreement entered into amongst the parties on October 20, 2003 shall also be amended on Schedule A to proportionately state the parties respective interests in the Note, or specifically, Advantage Fund I, LLC - 37.50%, Alpha Capital Aktiengesellschaft - 50% and Assignee - 12.50%.

Date: November 3, 2003

                                                     ADVANTAGE FUND I, LLC


                                                     s/s Alyce Schreiber
                                                     Signature: President

         Fill in for registration of Note:

ASSIGNEE:

GAMMA OPPORTUNITY CAPITAL PARTNERS, LP
British Colonial Centre of Commerce
One Bay Street, Suite 401
Nassau (NP), The Bahamas
Fax: (242) 322-6657

THIS NOTE AND THE STOCK INTO WHICH IT IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OF AMERICA (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("STATE ACT"). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OF DISTRIBUTION THEREOF, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED FOR VALUE, DIRECTLY OR INDIRECTLY, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIANCE WITH APPLICABLE STATE ACTS, OR PURSUANT TO AN EXAMPTION FROM REGISTRAITON UNDER THE ACT AND UNDER APPLICABLE STATE ACTS, THE AVAILABILITY OF WHICH ARE ESTABLISHED BY MEANS OF AN OPINION TO SUCH EFFECT IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY AND RENDERED BY LEGAL COUNSEL SATISFACTORY TO THE COMPANY.


                           CHAMPIONLYTE HOLDINGS, INC.
                 (formerly known as Championlyte Products, Inc.)
                    SERIES A 6.5% CONVERTIBLE PROMISSORY NOTE

$50,000.00                                              Aventura, Florida
                                                         November 3, 2003

THIS PROMISSORY NOTE REPRESENTS $50,000 OF THE INITIAL $250,000 OF NOTE PRINCIPAL OF THAT CERTAIN ORIGINAL SERIES A 6.5% CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $250,000 ORIGINALLY ISSUED ON JANUARY 7, 2003 AND AMENDED JULY 3, 2003 TO INCREASE THE PRINCIPAL AMOUNT TO $350,000, AND FURTHER AMENDED OCTOBER 16, 2003 TO INCREASE THE PRINCIPAL AMOUNT TO $400,000 AND EXTEND THE DATE BY WHICH THE CURRENT REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION NEEDS TO BECOME EFFECTIVE BEFORE PENALTIES APPLY TO 180 DAYS FROM OCTOBER 16, 2003.


     1. Promise to Pay. FOR VALUE RECEIVED, CHAMPIONLYTE PRODUCTS, INC, a Florida corporation (the "Company") promises to pay, in lawful money of the United States of America, to the order of Gamma Opportunity Capital Partners, L.P. or assignee (the "Holder"), at Boca Raton,
          Florida or at such other place as Holder shall from time to time direct, on or before December 31, 2004, the principal amount of Fifty Thousand Dollars and no cents ($50,000.00) plus interest on the unpaid principal balance thereof at a rate of Six and one-half percent (6.5%) per year from the date hereof until paid in full. Interest on this note shall be computed on a 365/365 simple interest basis, that is, by applying the ratio of the annual interest rate by the number of days in the year times, outstanding principal balance times the actual number of days that the principal balance is outstanding. This Note shall be payable interest-only, in arrears, on the last day of each calendar months, commencing upon the first such date subsequent to the date of execution hereof, and due and payable in full, principal and interest, twenty-four months from the date hereof. At the option of the Holder, the interest payable may be paid in cash or convertible into common stock in accordance with Section 3. Conversion. All payments shall be applied first to accrued, unpaid interest, next to any collection costs, and the remainder against principal. This note may be not be redeemed by the Company prior to its due date without the express permission of the Holder. This Note is one of a series of identical notes, except to principal amount and due date (collectively, the "Notes").

     2. Default. The Company shall be in default under this Note upon the occurrence of any of the following events:

          2.1 The Company fails to timely perform any of its obligations under, or otherwise breaches any covenants or warranties of this Note;

          2.2 Any statement, representation, or warranty made by the Company or its agents to Holder shall prove to have been false or materially misleading when made; and/or,

          2.3 The Company shall become insolvent, or unable to meet its obligations as they become due, or shall file or have filed against it, voluntarily or involuntarily, a petition under the United States Bankruptcy Code or shall procure or suffer the appointment of a receiver for any substantial portion of its properties, or shall make an assignment for benefit of creditors, or shall initiate or have initiated against it, voluntarily or involuntarily, any act, process, or proceedings under any insolvency law or other statute or law providing for the modifications or adjustment of the rights of creditors.

     Upon any event of default, Holder may declare the entire unpaid principal balance of this Note and all accrued unpaid interest immediately due, without notice, and the Company agrees to pay such amount immediately in such event. In the event of default, the Company agrees to pay all of Holder's costs of collection, including attorney's fees; this shall include legal expenses for the bankruptcy proceedings or insolvency proceedings (including efforts to modify or vacate any automatic stay or injunction), court costs, appeals, post-judgement collection expenses and any other amount provided by law. The parties intend this provision to be given the most liberal construction possible and to apply to any circumstances in which such party reasonably incurs expenses. No delay or omission on the part of any Holder hereof in exercising any right or option herein given to such Holder shall impair such right or option or be considered as a waiver thereof or acquiescence in any default hereunder. The Company hereby waives any applicable statue of limitations, presentment, demand for payment, protest and notice of dishonor.

     3 Conversion. The Holder shall have conversion rights as follows (the "Conversion Rights"):

          3.1 Right To Convert. Subject to subsection 3.3, this Note shall be convertible, in whole or in part, at the option of the Holder, at any time after the date of issuance of this Note, and from time to time thereafter, at the office of the Company, into such number of fully paid and non-assessable shares of Common Stock of the Company as is determined as follows:

                    The Conversion Price per share shall be equal to the lesser of (1) the average of the lowest of three day trading prices during the five trading days immediately prior to the Conversion Date multiplied by .80, or (2) the average of the lowest of three day trading prices during the five trading days immediately prior to the funding date(s).

          3.2 Mechanics of Conversion. Before Holder shall be entitled to convert this Note, in whole or in part, into shares of Common Stock, he shall surrender this Note at the office of the Company, and shall give written notice in person, or by facsimile, mail, postage prepaid, to the Company at its principal corporate office, of Holder's election to convert the Note and shall state therein the portion of the principal amount of the Note to be converted and the name or names in which the certificate or certificates for shares of Common Stock are to be issued, the address of such persons to be used for record purposes, and the address(s) to which the certificate(s) should be delivered if different from the record address. Such notice shall be on the form attached to this Note as Exhibit `A'. The Company shall as soon as practicable thereafter, issue and deliver to Holder, or to the nominee or nominees of Holder, a certificate or certificates for the number of shares of Common Stock to which Holder shall be entitled as aforesaid and, if less than the full principal amount of the note is converted, a new Note representing the uncoverted balance which remains outstanding. Any interest accrued but unpaid on the converted portion of the Note shall be paid upon conversion; any interest accrued but unpaid on the non-converted portion of the Note shall be paid in due course under the replacement Note. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Note to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

          3.3 No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Holder against impairment

          3.4 No Fractional Shares and Certificates as to Conversion. No fractional shares shall be issued upon conversion of the Note, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share.

          3.5 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to Holder, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, or right, and the amount and character of such dividend, distribution, or right. In the case of rights to acquire any shares of stock or any other class of securities or property, Company shall grant to Holder the same rights as if the Holder had converted his Note upon the Record Date.

          3.6 Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Notes such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Notes; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then-outstanding Notes, in addition to such other remedies as shall be available to the Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          3.7 Notices. Any notice required by the provisions of this Section 3 to be given to the Holder shall be deemed given if deposited in the United States mail, postage prepaid and certified, return receipt requested and addressed to Holder of record at his address appearing on the books of the Company.

     4 Redemption. The Company, may not redeem this Note at any time prior to the maturity date.

     5 Assignment. Subject to the restrictions on transfer herein, the Holder may transfer this Note in whole or in part, in the event of partial transfer(s), the Company will exchange this Note for new Notes as instructed by the Holder equal to the total of this Note, by endorsement (by the Holder of this Note executing the form of assignment attached to this Note as Exhibit `B') and delivery in the same manner as any negotiable instrument transferable by endorsement and delivery. Until this Note is transferred on the Company books, the Company may treat the registered Holder of this Note as the absolute owner of this Note for all purposes, despite any notice to the contrary. The Company's obligations hereunder may not be transferred without prior written consent of the Holder; any attempt to transfer without consent shall be void ab initio.

     6 Restrictions on Transfer. This Note and the stock into which it is convertible have not been registered under the Securities act of 1933, as amended, of the United States of America (the "Act") or the securities laws of any sate of the United States ("State Act"). This Note and the stock into which it is convertible have been acquired for investment and not with a view to, or in connection with, the sale or distribution thereof, and may not be offered, sold, pledged, hypothecated. Or otherwise transferred for value directly or indirectly, in the absence of an effective registration statement under the Act and compliance with applicable State Acts, or pursuant to an exemption from registration under the Act and under applicable State Acts, the availability of which are established by means of an opinion to such effect. In form and substance satisfactory to the Company and rendered by legal counsel satisfactory to the Company. The certificates representing the shares into which this Note is convertible shall bear the foregoing legend.

     7 Registration of Underlying Stock & Penalties. The Company agrees that within ninety days of the date of this Note, the Company shall file a registration statement with the Securities and Exchange Commission on form SB-2 or other applicable form to register 250% of the then shares to be issued upon conversion of the Notes. A copy of this Registration Statement is attached hereto as Exhibit `C'. The registrations statement shall call for, amongst other items more fully described therein, the Company to use its best efforts to have such registration statement declared effective at the earliest possible time. Should such registration statement not be deemed effective within one hundred and twenty days from the date of the date of the funding of the Note, the Company shall pay a penalty to the Holder in an amount equal to 2% of the principal balance and any and all accrued interest then outstanding per month or any part thereof, until such time as the registration statement is declared effective. Company agrees to keep such registration statement effective until the maturity of the Note. Should there come a time when the number of shares that have been registered is less than 200% of the total number of shares to be issued upon conversion, the Company agrees that it will amend such registration statement such that a minimum of 200% of the shares to be issued upon conversion are on such registration statement.

     8 Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the event of such occurrence, on delivery of an indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Note, the Company at its expense will execute and deliver, in lieu of this Note, a new Note of like tenor. On surrender of this Note for exchange and subject to the provisions of this Note on compliance with the Securities Act, the Company, at its expense will issue to or on the order of the Holder of this Note a new Note or Notes of like tenor, in the name of that Holder or as that Holder (on payment by the Holder of any applicable transfer taxes) may direct, in the same total principal amount as this Note.

     9 Appointment of Agent. The Company may, on written notice to the Holder of this Note, appoint an agent for the purposes of issuing Common Stock or other securities on the conversion of this Note and of replacing or exchanging this Note; and after that appointment occurs any such issuance, replacement, or exchange shall be made at that office by that agent.

     10   Miscellaneous.

          10.1 Amendment. No supplement, modification, or amendment of this Note shall be binding unless executed in writing by all the parties hereto.

          10.2 Waiver. No waiver of any of the provisions of this Note shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. Neither the acceptance of any partial or delinquent payment by the Holder nor the Holder's failure to exercise any of its rights or remedies on default by the Company shall be a waiver by the Holder of any default or the Company obligations under this Note, or a waiver of any subsequent default by the Company.

          10.3 Timeliness. Time is of the essence of this Note and each and all of its provisions.

          10.4 Notices. Notices given under this Note shall be in writing and shall be delivered personally, by messenger, by certified U.S. mail, return receipt requested, or by a common overnight carrier delivery service. Notices shall be deemed received upon receipt of same. Notices to the Company shall be addressed to 1356 N.W. Boca Raton Blvd., Boca Raton, FL 33432. Notices to the Holder shall be directed to Holder at the Holder's address of record on the Company's books. A party may change its address for notice by giving written notice to the other party in accordance with this Section.

          10.5 Governing Law and Venue. This Note shall be construed in accordance with, and governed by, the laws of the State of Florida, and any action or proceeding, including arbitration, brought by any party in which this Note is a subject shall be brought in Florida

          10.6 Effect of Headings. The headings of the sections of this Note are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

          10.7 Invalidity. Any provision of this Note which is invalid, void, or illegal, shall not affect, impair, or invalidate any other provision of this Note, and such other provisions of this Note shall remain in full force and effect.

          10.8 Professional Fees and Costs. If any legal or equitable action, arbitration, or other proceeding, whether on the merits or on motion, are brought or undertaken, or an attorney is retained to enforce this Note, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Note, then the successful or prevailing party or parties in such undertaking (or the party that would prevail if an action were brought) shall be entitled to recover reasonable attorney's fees and other professional fees and other costs incurred in such action, proceeding or discussions, in addition to any other relief to which such party would be entitled. The parties intend this provision be given the most liberal construction possible and to apply to any circumstances in which such party reasonably incurs expenses.


                                                  ChampionLyte Holdings, Inc.


                                                  By: /s/ David Goldberg
                                                         President

                                   EXHIBIT `A'

                                CONVERSION NOTICE


TO:      ChampionLyte Products, Inc.
         1356 N.W. Boca Raton Blvd.
         Boca Raton, FL 33432
         Attn:    Corporate Secretary

                  The undersigned owner of this 6.5% Convertible Note due January 6, 2004 (the "Note") issued by ChampionLyte Products, Inc. (the "Company") hereby irrevocably exercises its option to convert $__________ Principal Amount of the Note into shares of Common Stock in accordance with the terms of the Note. The undersigned hereby instructs the Company to convert the portion of the Note specified above into ______________ shares of Common Stock Issued at Conversion in accordance with the provisions of Article 3 of the Note. Attached hereto is the undersigned's calculation for the Conversion Price. The undersigned directs that the Common Stock and certificates therefore deliverable upon conversion, the Note reissued in the Principal Amount not being surrendered for conversion hereby, together with any check in payment for fractional Common Stock, be registered in the name of and/or delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Note. The conversion pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the Principal Amount of the Note set forth above shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be registered shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons.

Date and time:


                                             ---------------------------------
                                             Signature

         Fill in for registration of Note:

Please print name and address (including ZIP code number):

------------------------

------------------------

------------------------

                                   EXHIBIT `B'

                                 ASSIGNMENT FORM


TO:      ChampionLyte Products, Inc.
         1356 N.W. Boca Raton Blvd.
         Boca Raton, FL 33432
         Attn:    Corporate Secretary


The undersigned owner of this 6.5% Convertible Note due January 6, 2004 (the "Note") issued by ChampionLyte Products, Inc. (the "Company") hereby irrevocably assigns its rights, title and ownership in $________________________ of the Note, inclusive of all principal and pro-rata interest, to the party more fully described below in accordance with Section 5 of the Note. Accordingly, the undersigned directs that, if the Assignment is for less than the outstanding principal amount of the Note that it be reissued in the Principal Amount not being surrendered for assignment hereby, to the undersigned with the amount being assigned reissued for the amount being assigned hereunder to the name that has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Note. The Assignment pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the principal Amount of the Note amount herein assigned, set forth above shall cease and the Person or Persons indicated below shall be deemed to have become the holder or holders of record of any or all of the Note assigned herein and shall have all voting and other rights associated with the beneficial ownership of the Note and shall at such time vest with such Person or Persons.

Date and time:


                                        ---------------------------------
                                        Signature

         Fill in for registration of Note:

Please print name and address (including ZIP code number, and social security or tax identification number):

------------------------

------------------------

------------------------

------------------------